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                                                                    EXHIBIT 32.2

                       CERTIFICATION PURSUANT TO TITLE 18
             UNITED STATES CODE SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AMTROL Inc (the "Company") on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Joseph L. DePaula, Chief Financial Officer of the Company, hereby certifies, pursuant to Title 18 U.S.C. section 1350, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2006                       By: /s/JOSEPH L. DEPAULA
                                               --------------------------------
                                                Joseph L. DePaula,
                                                Executive Vice President, Chief
                                                Financial Officer, Treasurer and
                                                Secretary